                                  EXHIBIT 10.9

                            AMENDMENT AGREEMENT NO.1
                          dated as of August 29, 1995

                                to that certain

                       $115,000,000 REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

           and other Loan Documents executed in connection therewith


        This AMENDMENT AGREEMENT NO.1 (the "Amendment"), dated as of August 29, 1995, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH ("GmbH"), TTUK ACQUISITION CO. LIMITED ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), the other lending institutions listed on
Schedule I (the "Banks") and Schedule 2 (the "Term B Lenders") thereto, THE FIRST NATIONAL BANK OF BOSTON, acting through its London Branch and its Frankfurt Branch, as fronting bank (in such capacity, the "Fronting Bank"), THE FIRST NATIONAL BANK OF BOSTON, as issuing bank (in such capacity, the "Issuing Bank", and together with the Banks, the Term B Lenders and the Fronting Bank, the "Lenders") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (in such capacity, the "Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

        WHEREAS, the Borrowers, the Lenders and the Agent are parties to (i) that certain Revolving Credit and Term Loan Agreement dated as of June 30, 1995 (as amended and in effect from time to time, the "Credit Agreement"); and (ii) the other Loan Documents executed in connection therewith;

        WHEREAS, the Lenders, the Agent and the Borrowers have agreed to amend the Credit Agreement and certain of the Loan Documents as hereinafter set forth;

        NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

        SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

        (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Subordinated Debt" in its entirety and substituting therefor the following:

                Subordinated Debt. Unsecured Indebtedness of TransTechnology or any of its Subsidiaries in an amount, containing other terms and conditions, and expressly subordinated and made junior to the payment and performance in full of the Obligations, pursuant to a written instrument containing subordination provisions, in each respect satisfactory to and approved by both the Majority Banks and the Majority Term B Lenders in writing.

        (b) Section 6.3.2. of the Credit Agreement is hereby amended by inserting before the semi-colon at the end of subsection (a), clause (ii) the following:

            provided, however, that, for purposes of this clause (ii) only, the Applicable Margin shall be deemed to be that Applicable Margin which is to be applied to Eurocurrency Rate Loans

        (c) Section 6.12 of the Credit Agreement is hereby amended by adding the following new subsection:

            6.12.4. NOTICE TO BANKS. Not less than once each month the Agent will notify each of the Banks as to such Bank's balance of all Fronted Loans outstanding at such time.

        (d) Section 11.2 of the Credit Agreement is hereby amended by deleting from clause (i)(B) the phrase "to the extent permitted by Section 11.6".

        (e) Section 14.1 of the Credit Agreement is hereby amended by inserting after the phrase "approval of the Lenders" in subsection (j) thereof the following:

            (and, notwithstanding anything herein to the contrary, if any guaranty shall be cancelled, terminated, revoked or rescinded without the consent of the Lenders)

        (f) Section 20.1.2 of the Credit Agreement is hereby amended by deleting clause (iii) of the first sentence thereof in its entirety and substituting therefor the following:

            (iii) each partial assignment shall be in a minimum amount of $5,000,000 and

        SECTION 2. AMENDMENT TO SUBSIDIARY GUARANTY. Section 6.1 of the Subsidiary Guaranty is hereby amended by

        (a) deleting the word "each" in the second line thereof and substituting therefor the word "none"; and

        (b) deleting the word "such" in the third line thereof and substituting therefor the word "each".

        SECTION 3. AMENDMENT TO SECURITY AGREEMENT. Section 6 of the Security Agreement is hereby amended by inserting after the phrase "of the Credit Agreement," the words "none of".

        SECTION 4. AMENDMENT TO TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT. The Trademark Collateral Security and Pledge Agreement is hereby amended by deleting Schedule A thereto in its entirety and substituting therefor the Schedule A attached hereto as Exhibit 1.

        SECTION 5. AMENDMENT TO PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT. The Patent Collateral Assignment and Security Agreement is hereby amended by deleting Schedule A thereto in its entirety and substituting therefor the Schedule A attached hereto as Exhibit 2.

        SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment Agreement No. 1 shall be conditioned upon the satisfaction of the following conditions precedent:

        SECTION 6.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Agent this Amendment executed and delivered by each of the Borrowers, the Lenders and the Agent;

        SECTION 6.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

        SECTION 6.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

        SECTION 6.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

        SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

        (a) The representations and warranties of such Borrower contained in the Credit Agreement and the other Loan Documents, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of such Borrower most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

        (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

        (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents, as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

        SECTION 8. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        SECTION 10. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "Effective Date").

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 1 as a sealed instrument as of the date first set forth above.

                                         TRANSTECHNOLOGY CORPORATION


                                         By: /s/Chandler J. Moisen
                                             -----------------------------------
                                             Name:  Chandler J. Moisen
                                             Title: Senior VP


                                         TRANSTECHNOLOGY SEEGER-ORBIS GmbH


                                         By: /s/Chandler J. Moisen
                                             -----------------------------------
                                             Name:  Chandler J. Moisen
                                             Title: Attorney-in-fact


                                         TTUK ACQUISITION CO. LIMITED


                                         By: /s/Chandler J. Moisen
                                             -----------------------------------
                                             Name:  Chandler J. Moisen
                                             Title: Attorney


                                         By: /s/Valentina Doss
                                             -----------------------------------
                                             Name:  Valentina Doss
                                             Title: Attorney


                                         THE FIRST NATIONAL BANK OF BOSTON,
                                         individually and as Agent, Issuing Bank
                                         and Fronting Bank


                                         By: /s/ J. Peter Mitchell
                                             -----------------------------------
                                             Name:  J. Peter Mitchell
                                             Title: Director

                                                                       EXHIBIT 1

                                   SCHEDULE A

                           (List of U.S. Trademarks)
                          U.S. Trademark Registrations

Trademark or Service Mark                                       Registration No.
- -------------------------                                       ----------------
BREEZE                                                              294,293
PAL                                                                 340,210
PALNUT                                                              556,075
CRESCENT                                                            615,340
PUSHNUT                                                             617,710
AERO-SEAL JET and Design                                            622,536
PUSHNUTS                                                            651,077
SNAP-PAK                                                            708,065
GRIPRING                                                            721,293
RING-O-MAT                                                          721,869
RING-MOUNT                                                          737,496
RETAINING RING DESIGN                                               780,219
POWER-SEAL                                                          869,921
ON-SERT                                                             882,005
MASSTECH                                                            970,172
MAKE-A-CLAMP                                                        975,772
TRUARC (BLOCK LETTERS)                                            1,001,237
MULTIARC (block)                                                  1,020,954
PRONG-LOCK                                                        1,026,539
KLIPRING                                                          1,035,195
BREEZE                                                            1,134,995
BREEZE                                                            1,135,036
BREEZE                                                            1,147,031
RING-GUN                                                          1,172,919
RING-JECTOR                                                       1,172,920
ROL-PAK                                                           1,179,814
"MT" LOGO                                                         1,249,749
BI-PRO                                                            1,261,528
ERC                                                               1,299,267
CONSTANT-TORQUE                                                   1,307,639
TRUARC RADIAL POWER-GUN                                           1,329,250
RETAINING RING DESIGN                                             1,330,849
SEEGER                                                            1,437,708
SEEGER & DESIGN                                                   1,444,876
A/U logo                                                          1,449,269
AERO-AW1                                                          1,723,241

Trademark Applications

Trademark or Service Mark                                        Serial No.
- -------------------------                                        ----------
A (design)                                                       74/446,309
EURO-SEAL                                                        Application
                                                                 pending
CLIP-RING WITH GLOBE (design)                                    Application
                                                                 pending
CLIP-RING                                                        Application
                                                                 pending
FASTENING IS OUR BUSINESS                                        Application
                                                                 pending

                          (LIST OF FOREIGN TRADEMARKS)

TRANSTECHNOLOGY CORPORATION

Trademark or Service Mark      Registration No.        Country
- -------------------------      ----------------        -------
PALNUT                         (R) 32136               Australia
PALNUT                         (R) 006049              Benelux
PALNUT                         (R) 002553287           Brazil
PUSHNUT                        (R) 125904              Canada
PAL                            (R) 156512              Canada
PALNUT                         (R) 1,364,519           France
PALNUT                         (R) 73275/157026        France
PALNUT                         (R) 114499              India
PALNUT                         (R) XXXXXX              Italy
PALNUT                         (R) 236052              Italy
ON-SERT with Katakan           (R) 1597356             Japan
ON-SERT w/ Katakana            (R) 1520146             Japan
PALNUT                         (R) 860/60              Malawi
PALNUT                         (R) 283205              Mexico
PALNUT                         (R) 68730               New Zealand
PALNUT                         (R) 371521              U.K.
PAL                            (R) 1056305             U.K.
ON-SERT                        (R) 1064188             U.K.
PALNUT                         (R) 1020657             Germany
PALNUT                         (R) 860/60(ZAM)         Zambia
PALNUT                         (R) 860/60 (Zim)        Zimbabwe

WALDES TRUARC INC.

Trademark or Service Mark      Registration No.        Country
- -------------------------      ----------------        -------

TRUARC                         113/1947                Denmark
DESIGN MARK                    151/38743               Canada
TRUARC                         041,123                 Benelux
TRUARC                         21274                   Austria
TRUARC                         619,687                 Germany
TRUARC RADIAL POWER
GUN                            316,711                 Mexico
TRUARC (block letters)         21/839                  Phillipines
TRUARC (stylized)              351,903                 Switzerland
TRUARC                         49152                   Thailand
TRUARC (block letters)         168460                  Uruguay
TRUARC                         39911                   Norway
TRUARC                         0196015                 Spain

TRUARC                           76828                             Turkey
TRUARC                           37,198                            Israel
TRUARC                           76103-f                           Venezuela
TRUARC                           351,903                           Switzerland
TRUARC                           62,631                            Sweden
TRUARC                           214,294                           Italy
TRUARC                           36809                             Israel
WALDES TRUARC                    335,459                           Chile
TRUARC                           335,460                           Chile
WALDES TRUARC                    1,160,544                         Argentina
WALDES TRUARC                    1,160,545                         Argentina
WALDES TRUARC                    1,160,546                         Argentina
WALDES TRUARC                    1,160,547                         Argentina
WALDES TRUARC                    1,160,548                         Argentina
WALDES TRUARC                    1,160,549                         Argentina
WALDES TRUARC                    1,160,550                         Argentina
WALDES TRUARC                    1,160,551                         Argentina
WALDES TRUARC                    1,160,552                         Argentina
TRUARC                           1,142,971                         Japan
TRUARC RADIAL POWER
GUN                              328,509                           Canada
TRUARC                           1,001,443                         France
TRUARC                           285,851                           India
TRUARC                           285,853                           India
WALDES TRUARC                    361,878                           Mexico
MULTIARC                         347,047                           Canada
TRUARC                           18695                             Canada
TRUARC                           B716,372                          U.K.
RING-JECTOR (word)               1,478,546                         France
ROL-PAK (word)                   1,478,544                         France
GRIPRING                         1,478,547                         France
RING-GUN (word)                  1,478,543                         France
RETAINING RING (device)          1,478,542                         France
SNAP-PAK (word)                  1,478,541                         France
RING-O-MAT (word)                1,478,545                         France
TRUARC                           630,996                           U.K.
KLIPRING                         1,244,673                         France
MULTIARC                         1,244,672                         France
TRUARC                           383,007                           Mexico
TRUARC RADIAL POWER
GUN                              501,116                           Italy
TRUARC                           21,274                            Austria
TRUARC RADIAL POWER
GUN                              1,087,422                         Germany
TRUARC                           A106152                           Australia
TRUARC                           1,173,535                         Japan
TRUARC                           56,957                            Singapore

WALDES TRUARC                    003588920                         Brazil
MULTIARC                         2258136                           Japan

                                 (PENDING)

WALDES TRUARC INC.

TRUARC RADIAL POWER
GUN                              94 544 805                        France

                                                                       EXHIBIT 2

                                   SCHEDULE A
                             (LIST OF U.S. PATENTS)

Title                                                          Registration No.
- -----                                                          ----------------
Clamp Body                                                          289,141
Apparatus for Controlling                                         3,992,300
 Iron Content of a Zine
 Phosphating Bath
Cable Tensioning Device                                           4,227,678
Releasable Hose Fitting                                           4,270,777
Blind Clip Fastener                                               4,300,865
Self-Retaining Spring Washer                                      4,300,866
Quick Disconnect Connector with                                   4,445,743
 Positive Locking Device
Self-Locking Coupling Nut                                         4,588,245
Hand Applicator for Radially Assembled                            4,592,122
Spring Retaining Rings

Fastener Clip                                                     4,610,588
Connector Mechanical Interlock                                    4,610,496
 Using Ball Detents
Radially Assembled Spring Retaining Ring                          4,667,399
and Power Gun for Assembling Same

Helicopter Cargo Hook                                             4,678,219
Tiedown Chain                                                     4,850,768
Bowed External Spring Retaining Ring of                           4,886,408
the E-Shaped Type

Push-Nut Type Fastener                                            4,911,594
Push-In Fastener Clip                                             4,925,351
Twist-off Pushnut Fastener                                        5,110,246
Pushnut for automatic Feeder                                      5,195,860

                           (LIST OF FOREIGN PATENTS)

TRANSTECHNOLOGY CORPORATION

Title                                       Registration No.          Country
- -----                                       ----------------          -------
Helicopter Cargo Hook                       1,282,094                 Canada
Tiedown Chain                               2,151,328                 U.K.
Tiedown Chain                               1,179,862                 Italian
Fastener Clip                               1,250,163                 Canada
Fastener Clip                               P35246510                 Germany
Fastener Clip                               2,162,272                 U.K.
Fastener Clip                               85111233                  France
Fastener Clip                               292,080                   Spain
Push-Nut Type Fastener                      pending                   U.K.
Push-Nut Type Fastener                      pending                   Japan
Push-Nut Type Fastener                      pending                   Korea
Push-Nut Type Fastener                      pending                   Netherlands
Push-Nut Type Fastener                      pending                   Sweden

WALDES TRUARC INC.

Title                                       Registration No.          Country
- -----                                       ----------------          -------
Double-Bevel Spring Retaining Ring          0019361                   U.K.
Double-Bevel Spring Retaining Ring          30 68 775                 Germany
Double Bevel Spring Retaining Ring          IT 0019361                Italy
Bowed External Spring Retaining
Ring of the E-Shaped Type                   1,275,586                 Canada
Double-Bevel Spring Retaining Ring          182,386                   Mexico
Methods and Apparatus for
Installing a Radially Assembled
Spring Retaining Ring into an
External Groove of a Workpiece              162,356                   Mexico
                                            25 54 555                 Germany
(PENDING)
Hand Applicator for Radially
Assembled Spring                            527,862                   Canada
Punching Method and Apparatus for
Making a Bowed External Retaining
Ring                                        527,864                   Canada

                                                                       EXHIBIT A

                                   SCHEDULE 1

                                   The Banks

- --------------------------------------------------------------------------------------------------------------------------
Bank                    Address of Lending Office       Revolving Credit        $34,000,000     $4,000,000      $2,000,000
                        (Domestic and Eurodollar)       and Term A              Revolver        Revolver        Revolver
                                                        Commitment                              (Germany)       (UK)
                                                        Percentage

- --------------------------------------------------------------------------------------------------------------------------
The First National      100 Federal Street              21.166667%              8,216,666.78    966,666.68      483,333.34
Bank of Boston          Boston, MA 02110
                        Fax No: (+1) 617-434-6685


- --------------------------------------------------------------------------------------------------------------------------
National Bank of        One Cleveland Center            22.222222%              7,555,555.48    888,888.88      444,444.44
Canada                  1375 East 9th Street
                        Suite 2430
                        Cleveland, OH 44114
                        Fax No: (216) 574-9236

- --------------------------------------------------------------------------------------------------------------------------
BHF-Bank AG             590 Madison Avenue              15%                     5,100,000.00    600,000.00      300,000.00
                        New York, NY 10022-2540
                        Fax No: (212) 766-5911


- --------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG        75 Wall Street                  13.611111%              4,627,777.74    544,444,44      272,222.22
New York Branch         New York, NY 10005
and                     Fax No: (212) 574-0129
Grand Cayman Branch

- --------------------------------------------------------------------------------------------------------------------------
NBD Bank                611 Woodward Avenue             15%                     5,100,000.00    600,000.00      300,000.00
                        Detroit, MI 48226
                        Fax No: (313) 225-1586


- --------------------------------------------------------------------------------------------------------------------------
United Jersey Bank      26 East Salem, 6th Floor        10%                     3,400,000.00    400,000.00      200,000.00
                        Hackensack, NJ 07602
                        Fax No: (201) 343-6723


- --------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------
Bank                            $30,000,000     $8,000,000      $12,000,000
                                Term A          Term A          Term A
                                (US)            (UK)            (Germany)


- ----------------------------------------------------------------------------
The First National              7,250,000.10    1,933,333.36    2,900,000.04
Bank of Boston



- ----------------------------------------------------------------------------
National Bank of                6,666,666.60    1,777,777.76    2,666,666.64
Canada




- ----------------------------------------------------------------------------
BHF-Bank AG                     4,500,000.00    1,200,000.00    1,800,000.00




- ----------------------------------------------------------------------------
Dresdner Bank AG                4,083,333.30    1,088,888.88    1,633,333.32
New York Branch
and
Grand Cayman Branch

- ----------------------------------------------------------------------------
NBD Bank                        4,500,000.00    1,200,000.00    1,800,000.00




- ----------------------------------------------------------------------------
United Jersey Bank              3,000,000.00    800,000.00      1,200,000.00




- ----------------------------------------------------------------------------

                                   SCHEDULE 2

                               The Term B Lenders

Term B                   Address of Lending Office        Term B Commitment        $25,000,000
Lender                   (Domestic and Eurodollar)        Percentage               Term B
- ------                   -------------------------        ----------               ------

The First National       100 Federal Street               5%                       1,250,000.00
Bank of Boston           Boston, MA 02110
                         Fax: (+1) 617-434-6685

Dresdner Bank AG,        75 Wall Street                   5%                       1,250,000,00
New York Branch and      New York, NY 10005
Grand Cayman Branch      Fax: (212) 574-0129

Senior Debt Portfolio    24 Federal Street, 6th Fl.       30%                      7,500,000.00
(Eaton Vance)            Boston, MA 02110
                         Fax: (517) 695-9594

Merrill Lynch Senior     800 Scudders Mills Road          60%                      15,000,000.00
Floating Rate Fund,      Plainsboro, NJ 08536
Inc.                     Fax: (609) 282-2756